Exhibit 24

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Gregg M. Sherrill
Name: Gregg M. Sherrill

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Kenneth R. Trammell
Name: Kenneth R. Trammell

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Paul D. Novas
Name: Paul D. Novas

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Dennis J. Letham
Name: Dennis J. Letham

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Hari N. Nair
Name: Hari N. Nair

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Roger B. Porter
Name: Roger B. Porter

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ David B. Price, Jr.
Name: David B. Price, Jr.

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Paul T. Stecko
Name: Paul T. Stecko

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Mitsunobu Takeuchi
Name: Mitsunobu Takeuchi

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Jane L. Warner
Name: Jane L. Warner

TENNECO INC.

POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and Paul D. Novas, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2012 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 22nd day of February, 2013.

/s/ Thomas C. Freyman
Name: Thomas C. Freyman